UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 6, 2026

FedEx Freight Holding Company, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number 001-43059

Delaware	39-3560171
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8285 Tournament Drive	38125
Memphis, Tennessee	(ZIP code)
(Address of principal executive offices)

(901) 560-0784
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDXF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
The information in this Report, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
SECTION 2. FINANCIAL INFORMATION.
Item 2.02. Results of Operations and Financial Condition.
Following its spin-off from FedEx Corporation into an independent, publicly traded company on June 1, 2026 (the “Spin-Off”), FedEx Freight Holding Company, Inc. (“FedEx Freight”) has changed its fiscal year-end from May 31 to December 31.
Following the Spin-Off, FedEx Freight is also revising the presentation of certain income statement line items. Costs previously reported within “Fuel,” “Rentals,” and “Maintenance and repairs,” and certain costs previously reported within “Other,” will be aggregated and presented within “Operating supplies and expenses.” In addition, the remaining amounts previously included within “Other” will be presented separately as “Insurance and claims” and “Operating taxes and licenses,” respectively. These changes will have no impact on previously reported total revenue, total operating expenses, operating income, net income, or earnings per share.
Attached as Exhibit 99.1 and incorporated herein by reference are unaudited, recast full-year and quarterly financial and operating results of FedEx Freight for the calendar years ended December 31, 2025 and December 31, 2024 to reflect this presentation. The recast financial information furnished in Exhibit 99.1 has been derived from previously issued historical financial statements and does not represent a restatement or reissuance of those financial statements. This historical information may not be indicative of what would have been realized had FedEx Freight been an independent standalone entity for the periods presented and is not necessarily indicative of FedEx Freight’s future results of operations, comprehensive income, financial position, or cash flows.
SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Unaudited historical financial and operating results.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDEX FREIGHT HOLDING COMPANY, INC.

Date: August 6, 2026	By:	/s/ Guy M. Erwin II
Guy M. Erwin II
Senior Vice President and Chief Accounting Officer